                                                                    Exhibit 24.1





                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ R. L. Blossom
                                     -------------------------------------------

                                     Printed Name: R. L. (Rick) Blossom
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ David L. Kellerman
                                     -------------------------------------------

                                     Printed Name: David L. Kellerman
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ David A. Allen, Jr.
                                     -------------------------------------------

                                     Printed Name: David A. Allen, Jr.
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ John A. Anderson
                                     -------------------------------------------

                                     Printed Name: John A. Anderson
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ Alan G. Brant
                                     -------------------------------------------

                                     Printed Name: Alan G. Brant
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ John C. Gibson
                                     -------------------------------------------

                                     Printed Name: John C. Gibson
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ Norman C. Harbert
                                     -------------------------------------------

                                     Printed Name: Norman C. Harbert
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ James R. Izant
                                     -------------------------------------------

                                     Printed Name: James R. Izant
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ Phyllis J. Izant
                                     -------------------------------------------

                                     Printed Name: Phyllis J. Izant
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ John L. Pogue
                                     -------------------------------------------

                                     Printed Name: John L. Pogue
                                                  ------------------------------

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Second Bancorp Incorporated, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of the ___% Subordinated Debentures due 2031 of Second Bancorp Incorporated, the Guarantee of Preferred Securities and the ___% Cumulative Trust Preferred Securities of Second Bancorp Capital Trust I, hereby constitutes and appoints R.L. (Rick) Blossom, David L. Kellerman and Christopher Stanitz, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments and documents related thereto and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2001.

                                     /s/ R. J. Wean III
                                     -------------------------------------------

                                     Printed Name: R. J. Wean, III
                                                  ------------------------------